ASSUMPTION AND ASSIGNMENT AGREEMENT

     THIS AGREEMENT is made this 28th day of June, 1999 and effective on June 30, 1999, by and among PENNSYLVANIA INDUSTRIAL DEVELOPMENT AUTHORITY of Harrisburg, Pennsylvania (hereinafter "PIDA"), MONTGOMERY COUNTY INDUSTRIAL DEVELOPMENT CORPORATION, a non-profit corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the "Seller"), SLT PROPERTIES, INC., a Delaware corporation, with an address of 147 Keystone Drive, Montgomeryville, Pennsylvania 18936-9638 (the "Assignor") and LENFEST OAKS, INC., a Pennsylvania corporation with an address of 200 Cresson Boulevard, P. O. Box 989, Oaks, Pennsylvania 19456-0989 (the "Assignee");

     WHEREAS, pursuant to an Installment Sale Agreement dated September 14, 1990, as amended and restated by an Amended and Restated Installment Sale Agreement dated November 25, 1991 (collectively the "Installment Sale Agreement"), Seller, is the legal owner and Assignor is the equitable owner of certain premises known as Lot #2, Oaks Corporate Center, Egypt Road and Route 422, Upper Providence Township, Montgomery County, Pennsylvania, more particularly described in Exhibit "A" attached hereto and made a part hereof by reference (hereinafter the "Premises"); and

     WHEREAS, Assignor and Assignee have entered into an Agreement of Sale dated November 25, 1998, wherein Assignor has agreed to sell to Assignee, and Assignee has agreed to purchase Assignor's equitable title to the Premises (as amended the "Agreement of Sale"); and

     WHEREAS, pursuant to the Installment Sale Agreement, Seller executed and delivered its Note dated November 20, 1991 and delivered December 2, 1991 in the original principal amount of Two Million Dollars ($2,000,000.00) hereinafter the "PIDA Note") in favor of (PIDA which was secured by a Mortgage on the Premises executed by Seller dated November 20, 1991 and delivered December 2, 1991 (the "Second Mortgage") and;

     WHEREAS, pursuant to the Installment Sale Agreement, Assignor agreed to perform the obligations of the Seller under the PIDA Note and the Second Mortgage; and

     WHEREAS, Assignee wishes to accept and assume all obligations of Assignor in the Installment Sale Agreement and the PIDA Note and the Second Mortgage, as well as the Loan Agreement between Seller and PIDA dated November 20, 1991 delivered December 2, 1991 and effective as of November 25, 1991, the Assignment of Installment Sale Agreement between Seller, Assignor and PIDA dated November 20, 1991, and delivered December 2, 1991, the Consent, Subordination and Assumption Agreement between Seller, Assignor and PIDA dated December 2, 1991 (collectively the "Loan Documents"); and

     WHEREAS, the Seller and PIDA wish to release Assignor from its obligations under the Loan Documents (except that MCIDC does not release Assignor from Assignor's rights, liabilities, responsibilities or obligations under the Installment Sale Agreement) and permit Assignee to assume the rights and obligations of Assignor under the Loan Documents;

     NOW THEREFORE, for good and valuable consideration tbe receipt and sufficiency of which is hereby acknowledged by all parties and intending to be legally bound hereby, all parties agree as follows:

     1. Assignor hereby grants, bargains, sells, assigns, transfers and sets over unto Assignee and its heirs, personal representatives, successors and assigns, all of the Assignor's right, title, and interest in, to and under the Installment Sale Agreement.

     2. Assignee hereby assumes all liabilities and responsibilities and obligations of Assignor under the Loan Documents arising from and after the close of business on June 30, 1999, and agrees to be bound by any warrants of attorney contained in the Loan Documents and the Installment Sale Agreement.

     3. Seller and PIDA hereby consent to said assignment by Assignor and assumption by Assignee and from the date hereof forever discharge and release Assignor of all rights, liabilities, responsibilities or obligations under the Loan Documents which arise after the close of business on June 30, 1999 (except that MCIDC does not release Assignor from Assignor's rights, liabilities, responsibilities or obligations under the Installment Sale Agreement). From the close of business on June 30, 1999, Assignor forever discharges and releases Seller and PIDA of all rights, liabilities, responsibilities and obligations under the Assignment and Assumption Agreement, Installment Sale Agreement and the Loan Documents.

     4. Assignee hereby indemnifies Seller from any damages, fees, costs or attorney's fees incurred by Assignee as a result of the transaction contemplated herein.

     5. Assignee has knowingly and voluntarily entered into this Agreement and acknowledges that the ensuing Paragraph 6 sets forth a warrant of authority for an attorney to confess judgment against Assignee. In granting this warrant of attorney to confess judgment against Assignee, Assignee after reviewing the same and being counseled by separate counsel of Assignee, hereby knowingly, intentionally, voluntarily and unconditionally waives any and all rights that Assignee has or may have to prior notice and an opportunity for hearing under the respective constitutions and laws of the United States and the Commonwealth of Pennsylvania

     6. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THE INSTALLMENT SALE AGREEMENT OR ANY OF THE LOAN DOCUMENTS.

OF ANY COURT OF RECORD IN PENNSYLVANIA OR ELSEWHERE TO APPEAR FOR AND CONFESS JUDGMENT AGAINST ASSIGNEE FOR ALL AMOUNTS FOR WHICH ASSIGNEE MAY BE OR BECOME LIABLE TO SELLER OR ITS ASSIGNEE UNDER THIS AGREEMENT AS EVIDENCED BY AN AFFIDAVIT SIGNED BY AN OFFICER OF SELLER OR ITS ASSIGNEE, SETTING FORTH THE AMOUNTS THEN DUE PLUS REASONABLE ATTORNEY FEES, WITH COSTS OF SUIT AND RELEASE OF ERRORS. SUCH AUTHORITY SHALL NOT BE EXHAUSTED BY ANY ONE EXERCISE THEREOF BUT JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS A DEFAULT HEREUNDER AND A COPY OF THIS AGREEMENT SHALL BE HIS SUFFICIENT WARRANT,

     7. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties have set their hands and seals this 28th day of June, 1999.

ATTEST:                            ASSIGNOR:
                                   SLT PROPERTIES, INC.

/s/ Craig K. Carra                 By: /s/ Davis Woodward
    ---------------------------            ------------------------------
    Craig K. Carra, Ass't Sec'y            Davis Woodward, Vice President

                                   ASSIGNEE:
                                   LENFEST OAKS, INC.

_______________________________    By: __________________________________


ATTEST:                            ASSIGNOR:
                                   SLT PROPERTIES, INC.

_______________________________    By: __________________________________

                                   ASSIGNEE:
                                   LENFEST OAKS, INC.

/s/ Mark H. Fisher                 By: /s/ Maryann V. Bryla
    ---------------------------            --------------------------------
    Mark H. Fisher                         Maryann V. Bryla
    Assistant Secretary                    Vice President


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE}

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                   MONTGOMERY COUNTY INDUSTRIAL
                                   DEVELOPMENT CORPORATION

___________________________        By: /s/ Carmen S. Italia, Jr., President
                                           --------------------------------
                                           Carmen S. Italia, Jr., President

                                   PENNSYLVANIA INDUSTRIAL
                                   DEVELOPMENT AUTHORITY (PIDA)

/s/ Evelyn Shepley                 By: /s/ Marguerite Harris
    -------------------                ---------------------
    Evelyn Shepley                         Marguerite Harris
    Assistant Secretary                    Administrator

COMMONWEALTH OF PENNSYLVANIA:
                             ss
COUNTY OF MONTGOMERY        :

     On the 28th day of June A.D., 1999, before me, the subscriber, a Notary Public, personnally appeared Davis Woodward, who acknowledges himself to be the Vice President of SLT PROPERTIES, INC., a Delaware corporation, and that he, as such officer, being authorized to do so, executed the foregoing instrument by signing the name of the Corporation by himself as and for the act and deed of said Corporation for the uses and purposes therein contained and that he desires the same might be recorded as such.

     IN WITNESS WHEREOF, I have hereunto set my official hand and seal.

                          /s/ Patricia A. Moriarty
                              --------------------
                              Notary Public

                                  Notary Seal
                      Patricia A. Moriarty, Notary Public
                       Montgomery Twp., Montgomery County
                       My Commission Expires May 20, 2002

COMMONWEALTH OF PENNSYLVANIA:
                             ss
COUNTY OF MONTGOMERY        :

     On the 29th day of June A.D., 1999, before me, the subscriber, a Notary Public, personally appeared Maryann V. Bryla, who acknowledges herself to be the Vice President of LENFEST OAKS, INC., a Pennsylvania corporation, and that she, as such officer, being authorized to do so, executed the foregoing instrument by signing the name of the Corporation by herself as and for the act and deed of said Corporation for the uses and purposes therein contained and that she desires the same might be recorded as such.

     IN WITNESS WHEREOF, I have hereunto set my official hand and seal.

                          /s/ Julie B. Duffy
                              --------------
                              Notary Public

                                  Notary Seal
                          Julie B. Duffy, Notary Public
                    Upper Providence Twp., Montgomery County
                       My Commission Expires Oct. 22, 2001

COMMONWEALTH OF PENNSYLVANIA:
                             ss
COUNTY OF MONTGOMERY        :

     On the 28th day of June A.D., 1999, before me, the subscriber, a Notary Public, personally appeared CARMEN S. ITALIA, JR., who acknowledges himself to be the President of MONTGOMERY COUNTY INDUSTRIAL DEVELOPMENT CORPORATION, and that he, as such officer, being authorized to do so, executed the foregoing instrument by signing the name of the Corporation by himself as and for the act and deed of said Corporation for the uses and purposes therein contained and that he desires the same might be recorded as such.

     IN WITNESS WHEREOF, I have hereunto set my official hand and seal.

                          /s/ Deborah A. Mader
                              ----------------
                              Notary Public

                                  Notary Seal
                         Deborah A. Mader, Notary Public
                      Upper Gwynedd Twp., Montgomery County
                       My Commission Expires Oct. 8, 2001

COMMONWEALTH OF PENNSYLVANIA:
                             ss
COUNTY OF DAUPHIN           :

     On the 28th day of June A.D., 1999, before me, the subscriber, a Notary Public, personally appeared MARGUERITE HARRIS, who acknowledges herself to be the Administrator of PENNSYLVANIA INDUSTRIAL DEVELOPMENT AUTHORITY, and that she, as such officer, being authorized to do so, executed the foregoing instrument by signing the name of the Corporation by herself as and for the act and deed of said Corporation for the uses and purposes therein contained and that she desires the same might be recorded as such.

     IN WITNESS WHEREOF, I have hereunto set my official hand and seal.

                          /s/ Heather L. Hinton
                              -----------------
                              Notary Public

                                  Notary Seal
                        Heather L. Hinton, Notary Public
                       City of Harrisburg, Dauphin County
                       My Commission Expires Jan. 6, 2003

                                   EXHIBIT "A"

ALL THAT CERTAIN tract of land situate in the Township of Upper Providence, County of Montgomery, Commonwealth of Pennsylvania, as shown on Final Subdivision Plan prepared for Acorn Development Corporation (Sheet 1 of 1) by Pennoni Associates, Inc., Consulting Engineers, 1611 Arch Street, Philadelphia, Pennsylvania 19103 and Yerkes Associates, Inc., 101 Charles Street, Box 1080, Bryn Mawr, Pennsylvania 19101 recorded on September 11, 1990 in the Office of the Recorder of Deeds in and for Montgomery County in Plan Book A-52, page 198, bounded and described as follows, to wit:

BEGINNING at a point in the title line of Mill Road, said point being located North 06 degrees 37 minutes 54 seconds West 509.00 feet from the intersection of said title line with the centerline of Cresson Boulevard (50 feet wide); thence extending along said title line of Mill Road North 06 degrees 37 minutes 54 seconds West 394.00 feet to a point in line of lands of Burl L. and Geraldine Collins; thence extending along said lands the following 02 courses and distances: (1) North 73 degrees 16 minutes 45 seconds East 216.79 feet to a point; (2) North 06 degrees 37 minutes 55 seconds West 135.95 feet to a point in the Southeasterly title line of Egypt Road, S.R. 46062-2; thence extending along said title line North 80 degrees 10 minutes 00 seconds East 68.97 feet to a point in the centerline of Cresson Boulevard, thence extending along said centerline the following 03 dimensions: (1) South 39 degrees 00 minutes 00 seconds East 146.56 feet to a point of curvature; (2) extending along the arc of a circle curving to the right, having a radius of 225.00 feet, the arc distance of 131.55 feet to a point of tangency; (3) crossing a 25 foot wide storm easement South 05 degrees 30 minutes 00 seconds East 323.16 feet to a point in line of Lot No. 3; thence extending along said Lot South 83 degrees 22 minutes 06 seconds West 389.29 feet to the point and place of BEGINNING.

CONTAINING 4.147 acres of land, more or less.

BEING Lot 2 as shown on the above mentioned Plan

PARCEL NUMBER: 61-00-01208-14-4.

BEING the same premises which Oaks Associates, a Pennsylvania Limited Partnership by Indenture dated September 14, 1990 and recorded in the Office of the Recorder of Deeds in and for the County of Montgomery in Deed Book 4958 Page 199, granted and conveyed unto Montgomery County Industrial Development Corporation, a Pennsylvania Non-Profit Corporation.